UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2022

HOLLEY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39599	87-1727560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Russellville Road, Bowling Green, KY	42101
(Address of principal executive offices)	(Zip Code)

(270) 782-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLLY	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	HLLY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 19, 2022, Holley Inc. (the "Company") issued a press release announcing its preliminary results for the 13-week period ended April 3, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this "Report") and is incorporated herein by reference.

The information under Item 2.02 of this Report, including Exhibit 99.1, attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, expect as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On April 19, 2022, the Company announced the launch of a secondary offering of 6,500,000 shares of its common stock, par value $0.0001 per share (the "Offering") by Holley Parent Holdings, LLC (the "Selling Stockholder"). A copy of the press release issued by the Company, dated April 19, 2022, announcing the Offering is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

The Company will not receive any proceeds from the Offering.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	News release dated April 19, 2022 reporting preliminary results for the 13-week period ended April 3, 2022.
99.2	News release dated April 19, 2022 announcing the launch of a secondary offering by Selling Stockholder.
104	Cover Page Interactive Data File, formatted as Inline XBRL, and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY INC.

	By:	/s/ Dominic Bardos
Name: Dominic Bardos
Date: April 19, 2022		Title: Chief Financial Officer